Company Overview The Onvansertib Opportunity

S G2 G1 M Irinotecan Taxanes

S G2 G1 M

G2 G1 M S PLK1 plays multiple roles during cell cycle S-Phase G2/M Checkpoint M-Phase

G1 M S G2 PLK1 plays multiple roles during cell cycle S-Phase G2/M Checkpoint M-Phase

G2 G1 S M PLK1 plays multiple roles during cell cycle S-Phase G2/M Checkpoint M-Phase

ONVANSERTIB INHIBITS PLK1

• • • SPECIFICITYPROPERTIES

WHAT WHY WHERE

WHAT WHY WHERE

1st LINE 2nd LINENormal Mutated

2nd LINE HISTORICAL ORR 5% 11.4% 13% *1st LINENormal Mutated

2nd LINE1st LINENormal Mutated

KRAS/NRAS Mutations in mCRC1

93% KRAS/NRAS Mutations in mCRC1

MOA 2 1 KRAS/NRAS Mutations in mCRC1

28 DAY CYCLE ENROLLMENT CRITERIA SINGLE ARM TRIAL

28 DAY CYCLE ENROLLMENT CRITERIA SINGLE ARM TRIAL 1 2 3

All Doses RP2D Durability

KRAS Variant CR+PR SD PD Total

20222021

20222021 2008 2013 2017

WHAT WHY WHERE

Onvansertib’s safety profile

S G2 G1 M KRAS HYPERSENSITIVITY1 SYNERGY WITH CHEMO MOA 1 MOA 2

KRAS HYPERSENSITIVITY1 MOA 1

SYNERGY WITH CHEMOKRAS HYPERSENSITIVITY1 S G2 G1 M MOA 1 MOA 2

S G2 G1 M TUMOR CELL CYCLE DNA REPLICATION PHASE

S G2 G1 M TUMOR CELL CYCLE DNA REPLICATION PHASE CELL GROWTH PHASE

S G2 G1 M TUMOR CELL CYCLE CELL GROWTH PHASE

S G2 G1 M TUMOR CELL CYCLE CELL GROWTH PHASE

WHAT WHY WHERE

1 2 GOALS 2025 Q1 Q2 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

DEMONSTRATE CONFIRM POSITION OPERATE

28 DAY CYCLE ENROLLMENT CRITERIA

ENDPOINTS Primary Key Secondary Other Secondary ENROLLMENT CRITERIA

Preclinical Ph1/2 Ph2/3 Investigator-initiated trials Combination with: Status Investigator

BREAKTHROUGH GROWTH INITIATIVE • • • Pfizer • • SUMMARY TERMS

Targets with oncogenic alterations Targets without oncogenic alterations

2023 2024

20252023 2024

KRAS-Mutated Metastatic Colorectal Cancer (mCRC)

No major/unexpected toxicities GRADE TEAEs* 1 2 3 4 All • • • GRADE TEAEs* 1 2 3 4 All

28 DAY CYCLE ENROLLMENT CRITERIA SINGLE ARM TRIAL PHASE 1b PHASE 2

2008 2013 2017

Predictive response biomarker • • • % KRAS Mutant Allelic Frequency (MAF)*

ORR (%) mPFS (mo)

HISTORICAL REFERENCE 5.7 4.5 5.6 11.2 11.5 — PFS OS

ENROLLMENT CRITERIA • • • • DESIGN STATS • • •

KRAS-Mutated Metastatic Colorectal Cancer Bevacizumab Subgroup Data

Enrollment*

Normal RAS Mutated 1st LINE 2nd LINE mCRC Ph1b/2 trial

Normal RAS Mutated EFFICACY DATA FROM HISTORICAL TRIALS IN mCRC 2nd Line mOS (mo)1-22nd Line mPFS (mo)1-2 2nd LINE 2nd Line ORR3-6

Normal HISTORICAL CONTROLS VS ONVANSERTIB* Ph 1b/2 DATA 2nd Line mPFS (mo)1-2 2nd LINE 2nd Line ORR3-6 RAS Mutated

N= No (naïve) Yes (exposed) No single patient characteristic explains observed ORR difference

No (naïve) Yes (exposed) How should we respond to this observation? ACTIONS OPPORTUNITY

All Doses RP2D Durability Bev naïve patients

Bev exposure in 1st lineNo prior bev exposure (naïve) Best response of: CR/PR SD PD

Metastatic Pancreatic Adenocarcinoma (mPDAC)

14 DAY CYCLE ENROLLMENT CRITERIA SINGLE ARM TRIAL

14 DAY CYCLE ENROLLMENT CRITERIA SINGLE ARM TRIAL 1 2 3

14 DAY CYCLE ENROLLMENT CRITERIA SINGLE ARM TRIAL HISTORICAL mPFS* 3.1 mo HISTORICAL RESPONSE RATE* 7.7% ORR 20% ≥6 mo

Investigator-Initiated Trial Triple Negative Breast Cancer (TNBC)

TRIAL RATIONALE

− ENROLLMENT CRITERIA PRIMARY ENDPOINTS 28 DAY CYCLE

ENROLLMENT CRITERIA 28 DAY CYCLE PRIMARY ENDPOINTS SECONDARY ENDPOINT −

Investigator-Initiated Trial Small Cell Lung Cancer (SCLC)

TRIAL RATIONALE

ENROLLMENT CRITERIA 21 DAY CYCLE PRIMARY ENDPOINT SECONDARY ENDPOINTS

PARPi Pre-Clinical Data

Onvansertib + PARP inhibitors

Onvansertib + PARP inhibitors* P ro b ab ili ty o f S ur vi va l

Cardiff Oncology™



Company Overview
The Onvansertib Opportunity

TURNING THE TIDE ON CANCER

OCTOBER 2022

Forward-looking statements

CERTAIN STATEMENTS IN THIS PRESENTATION ARE FORWARD-LOOKING within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as "anticipate," "believe," "forecast," "estimated" and "intend" or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are based on our current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, our need for additional financing; our ability to continue as a going concern; clinical trials involve a lengthy and expensive process with an uncertain outcome, and results of earlier studies and trials may not be predictive of future trial results; our clinical trials may be suspended or discontinued due to unexpected side effects or other safety risks that could preclude approval of our product candidates; our clinical trials may encounter delays in initiation or enrollment that impact the cost and timing of the trial readout; risks related to business interruptions, including the outbreak of COVID-19 coronavirus, which could seriously harm our financial condition and increase our costs and expenses; uncertainties of government or third-party payer reimbursement; dependence on key personnel; limited experience in marketing and sales; substantial competition; uncertainties of patent protection and litigation; dependence upon third parties; regulatory, and risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations. There are no guarantees that any of our technology or products will be utilized or prove to be commercially successful. Additionally, there are no guarantees that future clinical trials will be completed or successful or that any precision medicine therapeutics will receive regulatory approval for any indication or prove to be commercially successful. Investors should read the risk factors set forth in our Form 10-K for the year ended December 31, 2021, and other periodic reports filed with the Securities and Exchange Commission. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and we do not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances.

Many chemotherapy agents damage a cancer cell's ability to replicate



Irinotecan
DNA synthesis
S
G2
Further cell growth
G1
M
Initial cell growth
Mitosis (cell division)
Taxanes

Cancers thrive because they prioritize DNA replication and cell division



PLK1 is a master regulator of genome integrity during cell replication


DNA
synthesis
S
G2
Further
cell growth
G1
M
Initial
cell growth
Mitosis
(cell division)

PLK1 is a master regulator of genome integrity during cell replication


DNA synthesis
S
G2
Further cell growth
G1
M
Initial cell growth
Mitosis (cell division)

PLK1 plays multiple roles during cell cycle

S-Phase	Controls the repair of DNA damage
G2/M Checkpoint	
M-Phase	

PLK1 is a master regulator of genome integrity during cell replication


DNA
synthesis
S
G2
Further
cell growth
PLK1
G1
M
Initial
cell growth
Mitosis
(cell division)

PLK1 plays multiple roles during cell cycle

S-Phase	Controls the repair of DNA damage
G2/M Checkpoint	Controls the checkpoint for DNA quality
M-Phase	

PLK1 is a master regulator of genome integrity during cell replication


DNA synthesis
S
G2
Further cell growth
G1
M
Initial cell growth
Mitosis (cell division)

PLK1 plays multiple roles during cell cycle

S-Phase	Controls the repair of DNA damage
G2/M Checkpoint	Controls the checkpoint for DNA quality
M-Phase	Controls separation of chromosomes

PLK1 is a master regulator of genome integrity during cell replication

ONVANSERTIB INHIBITS PLK1


F
F
F
O
HN
N
N
N
N
HO
N
N
N
H_2N
O

onvansertib shuts down PLK1's cell-preservation mechanisms, enhancing the efficacy of cell-damaging cancer therapies



Onvansertib positions Cardiff Oncology to effectively target PLK1

PROPERTIES

- Small molecule
- Oral dosing
- 24-hour half-life


F
F
F
O
HN
N
N
N
N
HO
N
N
H2N
O

SPECIFICITY

Exquisitely specific for PLK1

ENZYME	IC_{50} (μM)
PLK1	**0.002**
PLK2	>10
PLK3	>10
CK2	0.4
FLT3	0.4
CDK1/CycB	>10
42 other kinases and >140 in the Millipore panel	>10



Cardiff Oncology™

WHAT	Onvansertib has achieved
WHY	Onvansertib works
WHERE	Cardiff Oncology can go

Cardiff Oncology™

WHAT	Onvansertib has achieved
WHY	Onvansertib works
WHERE	Cardiff Oncology can go

There are no targeted therapies available for KRAS/NRAS mutations

Normal	1st LINE	2nd LINE
Standard	FOLFOX + bevacizumab	FOLFIRI + bevacizumab
Targeted	+ EGFR inhibitor	NONE

Mutated		
Standard	FOLFOX + bevacizumab	FOLFIRI + bevacizumab
Targeted	**NONE**	**NONE**

Mutated mCRC is approx. half the mCRC population[1]


Normal
KRAS/NRAS mutated

1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929

The prognosis for second-line mCRC patients is poor

		1st LINE	2nd LINE
Normal	Standard	FOLFOX + bevacizumab	FOLFIRI + bevacizumab
	Targeted	+ EGFR inhibitor	NONE
Mutated	Standard	FOLFOX + bevacizumab	FOLFIRI + bevacizumab
	Targeted	NONE	NONE

HISTORICAL* ORR	
5%	2006 – 2008
11.4%	2000 – 2013
13%	2015 – 2017

* Bennouna et al., Lancet Oncol 2013; 14: 29–37; Giessen et al., Acta Oncologica, 2015, 54: 187-193; Cremolini et al., Lancet Oncol 2020, 21: 497–507; Antoniotti et al., Correspondence Lancet Oncol June 2020. mCRC: metastatic colorectal cancer

Adding onvansertib to SoC could address the unmet need

Normal	1st LINE	2nd LINE
Standard	FOLFOX + bevacizumab	FOLFIRI + bevacizumab
Targeted	+ EGFR inhibitor	NONE

Mutated	1st LINE	2nd LINE
Standard	FOLFOX + bevacizumab	FOLFIRI + bevacizumab
Targeted	NONE	ONVANSERTIB



◀ Onvansertib has the potential to fill this gap

Gaps in KRAS-mutated mCRC therapies leave a significant unmet need

KRAS/NRAS Mutations in mCRC[1]



3.8%
G12C
G12D
Normal
G12V
G13D
G12S
G12A
Q61H
NRAS
G13C

Investigational therapies (Amgen; Mirati) address the G12C KRAS mutation ***only***

1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929

Gaps in KRAS-mutated mCRC therapies leave a significant unmet need

KRAS/NRAS Mutations in mCRC[1]


G12C
G12D
G12V
G13D
G12S
G12A
Q61H
G13C
NRAS
Normal

93%

of patients with KRAS/NRAS mutations miss targeted therapy

1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929

Onvansertib is positioned to address gaps in KRAS-mutated mCRC

KRAS/NRAS Mutations in mCRC[1]


G12C
G12D
G12V
G13D
G12S
G12A
Q61H
G13C
NRAS
Normal

MOA

In KRAS-mutated mCRC, onversertib has two mechanisms of action

1. Synthetic lethality in KRAS mutants
2. Synergy with 2nd-line SoC

1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929

Our Ph1/2b trial combined onvansertib with the current SoC

ENROLLMENT CRITERIA

2nd line mCRC
KRAS+
Unresectable


mCRC


ONVANSERTIB
28
27
26
25
24
23
22
21
20
2nd-Line SoC:
FOLFIRI + bevacizumab
28 DAY CYCLE
2nd-Line SoC:
FOLFIRI + bevacizumab
6
7
8
9
10
11
12
13
14
ONVANSERTIB

SINGLE ARM TRIAL
N=50 (48 evaluable)

Can we get a signal that onvansertib complements and improves SoC?

Our Ph1/2b trial assessed safety, efficacy and response biomarker

ENROLLMENT CRITERIA

2nd line mCRC
KRAS+
Unresectable

mCRC



28
27
26
25
24
23
22
21
20
2nd-Line
ONVANSERTIB

EFFICACY ENDPOINTS

1. Primary: Objective Response Rate (ORR) per RECIST v1.1 in patients who receive ≥1 cycle of treatment
2. Secondary: Progression-Free Survival (PFS) and Duration of Response (DoR)
3. Exploratory: decrease in KRAS mutational burden and response to treatment

Patients achieved a strong, durable response with onvansertib + SoC

Best Radiographic Response* – all doses (as of July 25, 2022)



% change in target lesions from baseline
100
50
0
-50
-100
Complete Response
Confirmed CR
Patients treated at the RP2D
Partial Response
Confirmed PR
Stable Disease
Progressive Disease
30% tumor reduction
02-015
03-051
04-055
06-036
02-008
07-030
05-059
06-021
03-043
01-011
06-039
03-022
01-014
02-016
05-048
01-045
07-047
01-020
07-049
02-031
02-012
01-053
01-003
06-040
07-029
07-035
07-050
01-006
05-060
01-054
07-058
04-038
03-034
02-028
04-023
01-007
01-018
01-046
01-010
05-056
03-027
04-032
01-019
02-005
02-004
01-013
05-042
05-033

	All Doses	RP2D
Objective Response Rate* (CR + PR)	35% (17/48)	34% (12/35)
Disease Control Rate (CR + PR + SD)	92% (44/48)	94% (33/35)

Durability

Median Duration of Response	11.7 months	12.5 months

* Waterfall plot and table reflect interim data as of July 25, 2022 from an ongoing trial and unlocked database

We observe initial PRs up to eight months on treatment



On Trial
On Follow Up
On Treatment
Response
Confirmed Complete Response
Complete Response
Confirmed Partial Response
Partial Response
Stable Disease
Progressive Disease
Reason for Discontinuation
To Pursue Surgery or Ablation
Disease Progression
Adverse Event
Patient Decision
0
5
10
15
20
months

Swimmer plot* – all doses (as of July 25, 2022)

Evaluable Patients – all doses	48
Time of initial PR	
8-week scan	8
16-week scan	3
24-week scan	5
32-week scan	1

* Swimmer plot / table reflect interim data as of July 25, 2022 from an ongoing trial and unlocked database

Patients achieved responses across several KRAS mutations

Frequency of Common KRAS Mutations in mCRC[1]


G12C
G12D
G12V
G13D
G12S
G12A
Q61H
G13C

Onvansertib responses across KRAS mutations (as of July 25, 2022)

KRAS Variant	CR+PR	SD	PD	Total
G12D	6	7	1	14
G12V	1	8	1	10
G13D	4	3		7
G12A	3	3		6
A146T	1	2		3
G12S		3	1	4
G12C	1	1	1	3
Q61H	1			1
Total	17	27	4	48

1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929

Objective Response Rate for mCRC trial exceeds SoC over time



Historical SoC* ORR
5%
11.4%
13%
2008
'13
'17



Onvansertib+SoC ORR over time
36% ALL DOSES
5 of 14
42%
RP2D
8 of 19
38%
ALL DOSES
12 of 32
35%
ALL DOSES
17 of 48 †
34%
RP2D
12 of 35 †
Jan
Apr
Jul
Oct
Jan
2021
2022

* 2008: Bennouna et al., Lancet Oncol 2013; 14: 29–37; 2013: Giessen et al., Acta Oncologica, 2015, 54: 187-193; 2017: Cremolini et al., Lancet Oncol 2020, 21: 497–507; and Antoniotti et al., Correspondence Lancet Oncol June 2020. SoC: Standard-of-care

† ORR data are interim data from an ongoing trial and unlocked database

Progression Free Survival for mCRC trial exceeds SoC over time



Historical SoC* mPFS (mo)
5.7
4.5
5.6
2008 2013 2017



Onvansertib+SoC mPFS – as of July 25, 2022
9.4 mo†
9.4 mo†
ALL DOSES
9.3 mo†
8.2 mo
RP2D
Oct
Jan
Apr
Jul
Oct
2021
2022

† Onvansertib mPFS are interim data from an ongoing trial and unlocked database

* 2008: Bennouna et al., Lancet Oncol 2013; 14: 29–37; 2013: Giessen et al., Acta Oncologica, 2015, 54: 187-193; 2017: Cremolini et al., Lancet Oncol 2020, 21: 497–507; and Antoniotti et al., Correspondence Lancet Oncol June 2020. SoC: Standard-of-care. mPFS: median progression free survival

Cardiff Oncology™

WHAT	Onvansertib has achieved
WHY	Onvansertib works
WHERE	Cardiff Oncology can go

To date, toxicity has prevented regulatory approval of PLK1 inhibitors

Onvansertib's safety profile

eclipses that of its most promising predecessor

	Onvansertib	Volasertib[1]
Selectivity for PLK1	Exclusive for PLK1	Pan-inhibitor for PLK1, 2, and 3
Dosing	Oral	IV
Half-life	1 day	~5 days
Safety and tolerability	Well tolerated in ~200 patients	Pivotal trial suspended at 371 patients: toxicity

1. Boehringer Ingelheim was developing volasertib plus LDAC for the treatment of AML which did not meet the primary endpoint of ORR (EHA 2016). The data showed an unfavorable overall survival trend with the safety profile of volasertib plus LDAC considered as the main reason. Schoffski et al; European Journal of Cancer 48(2012); 179-186

Onvansertib's PLK1 inhibition is a two-pronged attack of tumor cells

KRAS HYPERSENSITIVITY[1]

Cells with KRAS mutation are hypersensitive to inhibition of PLK1


KRAS
Normal
57.1%
KRAS
Mutant
42.9%

MOA 1

SYNERGY WITH CHEMO

Inhibiting PLK1 increases the efficacy of chemotherapy drugs


PLK1
S
G2
G1
M

MOA 2

1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929

Onvansertib's PLK1 inhibition is a two-pronged attack of tumor cells

KRAS HYPERSENSITIVITY[1]

Cells with KRAS mutation are hypersensitive to inhibition of PLK1


KRAS
Normal
57.1%
KRAS
Mutant
42.9%

MOA 1


Cell viability relative to DMSO
120
100
80
60
40
20
0
P<0.0001
KRAS
normal
KRAS mutant
0
25
50
100
200
400
800
Onvansertib (nM)

1. Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929

Onvansertib's PLK1 inhibition is a two-pronged attack of tumor cells

KRAS HYPERSENSITIVITY[1]

Cells with KRAS mutation are hypersensitive to inhibition of PLK1

KRAS
Normal
57.1%
KRAS
Mutant
42.9%

MOA 1

SYNERGY WITH CHEMO

Inhibiting PLK1 increases the efficacy of chemotherapy drugs


PLK1
S
G2
G1
M

MOA 2

Chemotherapy drugs damage tumor DNA to prevent cell proliferation

DNA Damaging Agent



Irinotecan



DNA REPLICATION PHASE
PLK1
PLK1
S
G2
G1
M
TUMOR
CELL CYCLE

PLK1's repair of DNA interferes with chemotherapy drugs



DNA Damaging Agent
Irinotecan
DNA REPLICATION PHASE
CELL GROWTH PHASE
PLK1
PLK1
PLK1 repairs DNA
enabling progression to G2
S
G2
G1
M
TUMOR
CELL CYCLE

Inhibiting PLK1 prevents DNA repair and halts the cell cycle

Onvansertib inhibits PLK1 preventing DNA repair

CELL GROWTH PHASE




PLK1
PLK1
S
G2
G1
M
TUMOR
CELL CYCLE

Inhibiting PLK1 prevents DNA repair and halts the cell cycle

Onvansertib inhibits PLK1 preventing DNA repair and progression from G2 to M



CELL GROWTH PHASE


PLK1
PLK1
S
G2
TUMOR CELL CYCLE
G1
M
G2/M CHECKPOINT

WHAT	Onvansertib has achieved
WHY	Onvansertib works
WHERE	Cardiff Oncology can go

Our clinical development program supports our key goals

2023				2024				2025	
Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2

GOALS

1 Validate prior mCRC data with a randomized trial

2 Demonstrate clinical POC in additional indications



We approach our next trial, a randomized Ph2, with clear objectives


mCRC

ONSEMBLE
mCRC Clinical Trial

DEMONSTRATE onvansertib's contribution to SoC

CONFIRM optimal dosing

POSITION for possible accelerated approval opportunity

OPERATE with capital efficiency

Our ONSEMBLE Ph2 trial is designed to demonstrate efficacy

ENROLLMENT CRITERIA

- 2nd line mCRC
- KRAS+/NRAS+
- Unresectable

R
N=150
1:1:1

- SoC (FOLFIRI + Bev)
- SoC + onvansertib (20mg)
- SoC + onvansertib (30mg)


mCRC


ONVANSERTIB
28
27
26
25
24
23
22
21
20
2nd-Line SoC:
FOLFIRI + bevacizumab
28 DAY CYCLE
2nd-Line SoC:
FOLFIRI + bevacizumab
6
7
8
9
10
11
12
13
14
ONVANSERTIB

Our ONSEMBLE Ph2 trial is designed to demonstrate efficacy

ENROLLMENT CRITERIA

2nd line mCRC
KRAS+/NRAS+
Unresectable

R
N=150
1:1:1


mCRC

ENDPOINTS

Primary	Objective Response Rate: CR + PR
Key Secondary	Progression-Free Survival
Other Secondary	Disease Control Rate: CR + PR + SD Duration of Response: DoR Overall Survival: OS Reduced MAF association with ORR, PFS, DCR, DoR, OS

ONSEMBLE Stats

Our pipeline opens many attractive opportunities for onvansertib

	Combination with:	Preclinical	Ph1/2	Ph2/3	Status	
mCRC	FOLFIRI/bev	→	→	→ randomized	Activation	ONSEMBLE mCRC Clinical Trial
mCRC	FOLFIRI/bev	→	→ single-arm		Enrolling	
mPDAC	Onivyde/5-FU	→	→		Enrolling	
Ovarian	PARP inhibitors	→			Evaluating	

Investigator-initiated trials						Investigator
TNBC	Paclitaxel	→	→		Enrolling	Dana-Farber Cancer Institute
SCLC	None (monotherapy)	→	→		Enrolling	UPMC LIFE CHANGING MEDICINE

We believe Pfizer relationship validates the opportunity for onvansertib

Pfizer BREAKTHROUGH GROWTH INITIATIVE

- Onvansertib program validation
- Scientific Advisory Board expertise: Adam Schayowitz, PhD
- Financial investment

SUMMARY TERMS

Announced November 18, 2021

- Pfizer invested a total of $15M at $6.22 per share (a 19% premium over prior closing price)
- Right of First Access: Pfizer sees onvansertib data 2 days before release

Targeting PLK1 opens doors to large patient populations

Targets with oncogenic alterations	Targets without oncogenic alterations
ROS1	PLK1
RET	PARP
KRAS G12C	CDK4/6
EGFR	PD1/PDL1
TRK	VEGF

Annual eligible US patients ('000s)*



ONVANSERTIB
40
30
20
10
0
3
5
23
39
12
15
ROS1
RET
mCRC
2L K/N-mut
mPDAC
2L
TNBC
2L invasive
SCLC
Salvage

* ROS1 estimated eligible patients presented in Turning Point Therapeutics' corporate presentation May 2022 slide 6 (NSCLC disease incidence in the US of 140k of which 2% of patients harbor ROS1 translocation). RET estimated eligible patients presented in Loxo Oncology's corporate presentation January 2018 disclosed on Form 8-K (Jan 8, 2018).

mCRC estimated population includes 2nd line, KRAS- and NRAS-mutated cancers. mPDAC estimated population includes 2nd line PDAC patients. TNBC estimated population includes invasive, 2nd line TNBC patients. SCLC estimated population includes SCLC salvage patients.

We have multiple important catalysts over the next two years

2023				2024			
Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

Q2–Q3 2023:
- mPDAC data readout
- SCLC data readout

Q4 2023–Q1 2024:
- TNBC data readout

Q3–Q4 2024:
- mCRC randomized data readout

ONSEMBLE mCRC Clinical Trial



23
39
12
15
mCRC
2L K/N-mut
mPDAC
2L
TNBC
2L invasive
SCLC
Salvage

At June 30, 2022, our financial position is robust

2023				2024				2025	
Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2

- Q2–Q3 2023: mPDAC data readout; SCLC data readout
- Q4 2023–Q1 2024: TNBC data readout
- Q3–Q4 2024: mCRC randomized data readout — ONSEMBLE mCRC Clinical Trial

June 30, 2022 cash and investments*	$122.0M
Net cash used in Operating Activities* (Rolling two-quarter period ending June 30, 2022)	$16.9M

* Financial information above is derived from our unaudited financials in Form 10Q filed on 8/4/22.

KRAS-Mutated Metastatic Colorectal Cancer (mCRC)

Summary of onvansertib mCRC Ph1b/2 trial data over time

	ASCO GI Jan 2021	KOL Event Sept 2021		Investor Webcast Jan 2022		Investor Webcast Sept 2022	
Data Cutoff Date	Nov 1, 2020*	July 2, 2021*		Dec 3, 2021*		July 25, 2022*	
	All Doses	All Doses	RP2D	All Doses	RP2D	All Doses	RP2D
Evaluable Patients	14	32	19	48	35	48	35
ORR (CR+PR)	36% (5)	38% (12)	42% (8)	35% (17)	34% (12)	35% (17)	34% (12)
Confirmed CR/PRs	29% (4)	31% (10)	37% (7)	27% (13)	29% (10)	29% (14)	31% (11)
Duration of Response						11.7 mos	12.5 mos
mPFS		9.4 mos		9.4 mos		9.3 mos	8.2 mos
Disease control rate (CR+PR+SD)	86% (12)	94% (30)	100% (19)	92% (44)	94% (33)	92% (44)	94% (33)

* Data releases include certain follow up data and reflect interim data from an ongoing trial and unlocked database.

Onvansertib in combination with FOLFIRI-bev is well-tolerated

No major/unexpected toxicities

- Of all TEAEs, only 11% (84/788) were G3/G4
- 7 patients had a total of 11 G4 adverse events:
  - Neutropenia (n=7); Decreased WBC (n=2); Neutropenic fever (n=1); Hyperphosphatemia (n=1)
- Discontinuation of the 5-FU bolus + use of growth factors ameliorated the severity of neutropenia observed

	GRADE				
TEAEs*	1	2	3	4	All
Neutropenia	1	13	15	6	35
Fatigue	15	15	3	0	33
Nausea	24	7	2	0	33
Diarrhea	15	7	2	0	24
Abdominal Pain	13	7	1	0	21
Mucositis	11	6	2	0	19
Alopecia	17	2	0	0	19
WBC Decrease	6	9	2	1	18
Platelet Count Decrease	10	4	1	0	15
Hypertension	2	8	5	0	15

	GRADE				
TEAEs*	1	2	3	4	All
Anemia	9	4	1	0	14
Vomiting	9	3	1	0	13
Musculoskeletal Pain†	11	1	0	0	12
Infection†	3	4	4	0	11
Hemorrhage†	8	0	1	0	9
Headache	7	0	0	0	7
Neuropathy	5	2	0	0	7
GERD	7	0	0	0	7
ALT Increase	4	0	1	0	5

* Data are interim as of July 25, 2022 from an ongoing trial and unlocked database. N: number of patients (total N=50); events shown occurred in ≥10% of patients; numbers indicate number of patients experiencing the event, (regardless of causality); each patient is only counted once and only for the highest grade of a given event. TEAEs: Treatment Emergent Adverse Events

† Musculoskeletal pain, infection and hemorrhage are pooled terms

Endpoints measure tumor response and decrease in KRAS burden


ENROLLMENT CRITERIA
2nd line mCRC
KRAS+
Unresectable
mCRC
ONVANSERTIB
2nd-Line
FOLFIRI + b
28 DAY
EVALUABLE PATIENTS
AT JULY 25, 2022
PHASE 1b
PHASE 2
12 mg/m2
5
15 mg/m2
32
6
RP2D1
N=35
ALL DOSES
N=48
18 mg/m2
5

Progression Free Survival for mCRC trial exceeds SoC over time



Historical SoC* mPFS (mo)
5.7
4.5
5.6
2008
2013
2017



Progression free survival* – all doses (as of July 25, 2022)
Probability of Survival
1.00
0.75
0.50
0.25
0.00
Median PFS: 9.3
0
5
10
15
20
Months

* mPFS is interim data from an ongoing trial and unlocked database.

Early KRAS MAF ctDNA decrease correlates w/ radiographic response

% KRAS Mutant Allelic Frequency (MAF)*
decrease after one 28-day treatment cycle
(Mean ±SD, as of July 25, 2022)



% Change in KRAS MAF
0
-50
-90
-100
*
**
-96
mean
-73
mean
-63
mean
CR+PR
SD
PD

Predictive response biomarker

- 45 of the 48 evaluable patients were evaluated for KRAS MAF changes
- 87.5% (14/16) of CR/PR patients had ≥90% decrease in KRAS MAF after the 1st cycle
- 32% (8/25) of SD patients and none of the PD patients (n=4) had such a decrease

* KRAS MAF measured by droplet digital PCR (ddPCR) at baseline (day 1 of cycle 1, pre-dose) and on-treatment (day 1 of cycle 2 pre-dose). 1 PR and 2 SD patients had undetectable KRAS MAF at baseline.

KRAS MAF plot reflects interim data as of July 25, 2022 from an ongoing trial and unlocked database.

Onvansertib KRAS MAF are interim data as of July 25, 2022 from an ongoing trial and unlocked database.

Early Changes in KRAS MAF predicts clinical response


ORR (%)
KRAS RESPONDERS
64%
14 of 22
KRAS NON-RESPONDERS
9%
2 of 23


mPFS (mo)
KRAS RESPONDERS
12.6 mo
KRAS NON-RESPONDERS
6.0 mo


Probability of Survival
1.00
0.75
0.50
0.25
0.00
KRAS RESPONDERS
KRAS NON-RESPONDERS
6.0
12.6
P = 0.019
0
5
10
15
20
Months

Onvansertib ORR and mPFS are interim data as of July 25, 2022 from an ongoing trial and unlocked database.

Progression-free survival has ranged from 4.5 – 5.7 months

HISTORICAL REFERENCE

PFS	OS		
5.7	11.2	2006 – 2008	ML18147 Phase 3 Registrational Trial FOLFIRI + bev in second-line[1]
4.5	11.5	2000 – 2013	Systematic Literature-Based Analysis of 23 Randomized Trials (10,800 Patients) in Second-Line mCRC[2]
5.6	— Not reported for 2nd line	2015 – 2017	TRIBE2 Randomized Phase 3 Trial: SOC arm FOLFIRI + bev in Second-line following FOLFOX + bev First-line[3,4]

1. Bennouna et al., Lancet Oncol 2013; 14: 29–37; 2. Giessen et al., Acta Oncologica, 2015, 54: 187-193; 3. Cremolini et al., Lancet Oncol 2020, 21: 497–507; 4, Antoniotti et al., Correspondence Lancet Oncol June 2020. mCRC: metastatic colorectal cancer

Our ONSEMBLE Ph2 trial will be statistically robust

ENROLLMENT CRITERIA

2nd line mCRC

KRAS+/NRAS+

Unresectable

R

N=150

1:1:1


mCRC

DESIGN

- Randomized with control group exclusively the SoC
- Examine two doses of onvansertib for safety/efficacy
- Stratification within randomization for bev-naïve vs bev exposed
- Efficient and cost effective

STATS

- 80% minimum power to detect a meaningful difference in ORR
- Optimal use of the significance level (alpha 0.045 for each treatment arm vs. control)
- Ability to pool treatment arms for PFS

KRAS-Mutated Metastatic Colorectal Cancer Bevacizumab Subgroup Data

The trial's patient demographics reflects 2nd line mCRC population

Enrollment*

Number of Patients (N)	Phase 1b, Dose Level 0 Onvansertib 12 mg/m²	Phase 1b, Dose Level +1 Onvansertib 15 mg/m²	Phase 1b, Dose Level +2 Onvansertib 18 mg/m²	Phase 2 RP2D Onvansertib 15 mg/m²	Total Patients All Doses
Treated	6	6	6	32	50
Currently on treatment	0	0	0	3	3

Total Patients N=50	Median [range] or n (%)
Age (years)	61 [35-83]
Sex	
Male	28 (56%)
Female	22 (44%)
ECOG	
0	33 (66%)
1	17 (34%)
Primary tumor site	
Colon	27 (54%)
Rectum	18 (36%)
Other	5 (10%)

Total Patients N=50	Median n (%)
Liver metastasis	
None	13 (26%)
Liver and other	27 (54%)
Liver only	10 (20%)
Number of metastatic organs	
1	16 (32%)
≥2	34 (68%)
Prior bevacizumab treatment[5]	
Yes	**35 (70%)**
No	**15 (30%)**

* Data are interim as of July 25, 2022 from an ongoing trial and unlocked database, for the first 50 subjects.

Anti-angiogenics, like bevacizumab, combine with 1st and 2nd line SoC

	1st LINE	2nd LINE
Normal	FOLFOX + **bevacizumab** + EGFR inhibitor	FOLFIRI + **bevacizumab**
RAS Mutated	FOLFOX + **bevacizumab**	FOLFIRI + **bevacizumab**

mCRC Ph1b/2 trial

N=50 (48 evaluable)

Do 2nd line patients ***naïve*** to bev show better efficacy than 2nd line patients with ***prior*** bev in 1st line?

1st line use of bev in prior trials has minimal impact on 2nd line efficacy

2nd LINE

Normal	FOLFIRI + bevacizumab
RAS Mutated	FOLFIRI + bevacizumab

EFFICACY DATA FROM HISTORICAL TRIALS IN mCRC

BEV EXPOSURE IN 1ST LINE?



2nd Line ORR3-6
25%
13%
5%
No
Yes
2nd Line mPFS (mo)1-2
6.9
6.7
No
Yes
2nd Line mOS (mo)1-2
13.9
12.5
No
Yes

1. Hansen et al., Cancers 2021, 13, 1031; 2. Tabernaro et al. Eur J Cancer, 2014, 50, 320-332; 3. Bennouna et al., Lancet Oncol. 2013, 14, 29–37; 4. Van Cutsem et al., J. Clin. Oncol. 2012, 30,3499–3506; 5. Tabenaro et al, Lancet Oncol 2015; 16: 499–508; 6. Beretta et al., Med Oncol (2013) 30:486; 7. Moriwakij et al, Med Oncol (2012) 29:2842–2848.

Ph 1b/2 trial bev naïve patients had unexpectedly high ORR and mPFS

2nd LINE

Normal	FOLFIRI + **bevacizumab**
RAS Mutated	FOLFIRI + **bevacizumab** + ONVANSERTIB

* Onvansertib ORR and mPFS are interim data as of July 25, 2022 from ongoing trial and unlocked database.

HISTORICAL CONTROLS VS ONVANSERTIB* Ph 1b/2 DATA

BEV EXPOSURE IN 1ST LINE?



2nd Line ORR3-6
25%
13%
5%
69%
23%
No
Yes
No
Yes
2nd Line mPFS (mo)1-2
6.9
6.7
13.5
7.8
No
Yes
No
Yes

1. Hansen et al., Cancers 2021, 13, 1031; 2. Tabernaro et al. Eur J Cancer, 2014, 50, 320-332; 3. Bennouna et al., Lancet Oncol. 2013, 14, 29–37; 4. Van Cutsem et al., J. Clin. Oncol. 2012, 30,3499–3506; 5. Tabenaro et al, Lancet Oncol 2015; 16: 499–508; 6. Beretta et al., Med Oncol (2013) 30:486.

ORR is consistently greater for bev naïve patients across characteristics

No single patient characteristic explains observed ORR difference

BEV EXPOSURE IN 1ST LINE?

	No (naïve)	Yes (exposed)
Range of ORRs	50 – 80%	14 – 31%

ORR (%) for Bevacizumab Naïve vs. Exposed Patients* – as of July 25, 2022



80%
16%
80%
27%
80%
31%
75%
14%
71%
23%
70%
26%
69%
23%
67%
25%
67%
20%
67%
23%
63%
16%
60%
23%
56%
21%
50%
25%
N=
10 25
5 11
5 16
4 7
7 13
10 19
13 35
9 28
6 15
6 22
8 19
10 35
9 34
6 4
RP2D
No surgery
Female
No liver mets
Only liver lesions
Left or right colon tumor
All patients
Lesions (liver only)
Had surgery
Lesions (liver+)
Male
FOLFOX in the metastatic setting
Metastatic diagnosis (M1)
Left colon tumor

* Onvansertib ORR is interim data as of July 25, 2022 from an ongoing trial and unlocked database.

The potential onvansertib bevacizumab synergy is a new opportunity

How should we respond to this observation?

BEV EXPOSURE IN 1ST LINE?

	No (naïve)	Yes (exposed)
All Patients	69% ORR	23% ORR
RP2D	80% ORR	16% ORR

HYPOTHESES

A. This is a statistical anomaly (small n)?
B. This is an unexpected onv / bev synergy?

ACTIONS

1. Stratify for prior bev exposure within randomization of next mCRC trial
2. Explore apparent onv / bev synergy in pre-clinical studies
3. Analyze baseline ctDNA in our Ph 1b/2 patients for genomic alterations in bev naïve vs bev exposed

OPPORTUNITY

Conduct a 1st line exploratory mCRC trial of onvansertib + FOLFIRI + bev

* Onvansertib ORR and mPFS are interim data as of July 25, 2022 from an ongoing trial and unlocked database.

Patients achieved a strong, durable response with onvansertib + SoC

Best Radiographic Response* – all doses (as of July 25, 2022)



Complete Response
Partial Response
Stable Disease
Confirmed CR
Confirmed PR
Progressive Disease
Patients treated at the RP2D
Bev naïve patients
% change in target lesions from baseline
100
50
0
-50
-100
30% tumor reduction

	All Doses	RP2D
Objective Response Rate* (CR + PR)	35% (17/48)	34% (12/35)
Disease Control Rate (CR + PR + SD)	92% (44/48)	94% (33/35)

Durability

	All Doses	RP2D
Median Duration of Response	11.7 months	12.5 months†
mDoR bev naive	12.4 months N = 9	12.4 months† N = 8
mDoR bev exposed	8.9 months N = 8	10.7 months† N = 4

* Waterfall plot and table reflect interim data as of July 25, 2022 from an ongoing trial and unlocked database

† mDoR is calculated as the time at which there is a 50% probability of survival based on KM-Curve. This accounts for censorship of patients

Bev naïve patients experienced deeper tumor regression

Change in tumor size from baseline* – all doses (as of July 25, 2022)



No prior bev exposure (naïve)
Bev exposure in 1st line
Best response of:
CR/PR
SD
PD
Median best response % change:
All patients -45%
CR/PR only -50%
Median best response % change:
All patients -12%
CR/PR only -39%
% change in target lesions from baseline
100
20
0
-30
-100
0
5
10
15
20
Months on treatment
Progressive disease
Stable disease
Partial Response
Complete Response

* Spider plots reflect interim data as of July 25, 2022 from an ongoing trial and unlocked database

We observe initial PRs up to eight months on treatment


On Trial
On Follow Up
On Treatment
Bev naïve patients
Response
Confirmed Complete Response
Complete Response
Confirmed Partial Response
Partial Response
Stable Disease
Progressive Disease
Reason for Discontinuation
To Pursue Surgery or Ablation
Disease Progression
Adverse Event
Patient Decision
0
5
10
15
20
months

Swimmer plot* – all doses (as of July 25, 2022)

Evaluable Patients – all doses: 48

Time of initial PR	All patients	Bev naïve	Bev exposed
8-week scan	8	7	1
16-week scan	3	1	2
24-week scan	5	1	4
32-week scan	1		1

* Swimmer plot and table reflect interim data as of July 25, 2022 from an ongoing trial and unlocked database

Metastatic Pancreatic Adenocarcinoma (mPDAC)

Our mPDAC Ph2 trial combines onvansertib with standard-of-care

ENROLLMENT CRITERIA

Failed 1st Line
Gemcitabine / Abraxane


mPDAC


ONVANSERTIB
14
13
12
11
10
9
8
7
6
2nd-Line SoC: Nal-IRI
+ Leucovorin + 5-FU
14 DAY
CYCLE

SINGLE ARM TRIAL

43 patients planned

Can we get a signal that onvansertib complements and improves SoC?

The endpoints measure tumor response and duration of response

ENROLLMENT CRITERIA

Failed 1st Line
Gemcitabine / Abraxane


mPDAC

2nd-Line SoC:
+ Leucovorin +
14
13
12
11
10
9
8

EFFICACY ENDPOINTS

1. Primary: Objective Response Rate (ORR) in patients who receive ≥28-days of treatment
2. Secondary: Duration of Response (DOR) and Overall Survival (OS)
3. Exploratory: Identification of biomarkers related to sensitivity and resistance to treatment using patient-derived organoids, blood samples, and archival tissue biopsies

mPDAC trial is designed to demonstrate onvansertib's efficacy vs SoC

HISTORICAL RESPONSE RATE*	
7.7% ORR	

HISTORICAL mPFS*
3.1 mo

PROOF OF CONCEPT CRITERIA

20% ORR

≥6 mo mPFS

* Wang-Gillam A, Li C-P, Bodoky G, et al. Lancet 2016;387:545-57; Waters AM, Der CJ. Cold Spring Harb Perspect Med 2018;8(9).

Early data from our mPDAC trial data is encouraging

Swimmer plot* – as of August 30, 2022


04-008
05-009
02-011
05-014
04-012
02-015
04-017
06-018
0
2.5
5.0
7.5
Months
On Treatment
Response
Confirmed Partial Response
Partial Response
Stable Disease
Progressive Disease
Reason for Discontinuation
Disease Progression

Change in tumor size from baseline*


% Change in Target Lesions
20
0
-20
-40
2
4
6
Months
04-012
05-014
04-008
05-009
02-011

* Swimmer and spider plots reflect interim data as of August 30, 2022 from an ongoing trial and unlocked database

Investigator-Initiated Trial

Triple Negative Breast Cancer (TNBC)

Onvansertib + paclitaxel is superior to single agent therapy

TRIAL RATIONALE

The combination of onvansertib + paclitaxel showed significant synergy


TNBC

In vivo efficacy of onvansertib in combination with paclitaxel

Tp53-Mutant SUM159 xenografts*


Tumor volume (mm³)
1200
1000
800
600
400
200
0
7
14
21
control (n=8)
paclitaxel (10 mg/Kg IP q1 d8 n=8)
onvansertib (120 mg/Kg PO d1,2 q8 n=9)
Onvansertib + paclitaxel (n=10)
p<0.0001

* SUM159 cells were implanted in the mammary fat pad of NOD-scid-IL2 receptor gamma null female mice, and treatments began as follows when tumor volume reached 40 mm^3: vehicle, onvansertib oral (PO) twice per week (days 1-2), paclitaxel intraperitoneally (IP) weekly (day 1), or the combination.

This is the first trial to explore onvansertib + paclitaxel combination

ENROLLMENT CRITERIA

Metastatic TNBC relapsed or progressed

Single arm trial
Ph 1b: N=14–16
Ph 2: N=34

Dana-Farber Cancer Institute


TNBC

PRIMARY ENDPOINTS

Phase 1b
Safety, characterization of DLTs
Determination of RP2D

Phase 2
ORR (RECIST 1.1)

ONVANSERTIB DOSING

Starting: 9 mg/m^2
→ Escalation: 12 mg/m^2
→ De-escalation: 6 mg/m^2


ONVANSERTIB
Start: 9 mg/m2
Paclitaxel
80 mg/m2
28 DAY CYCLE
22
23
24
25
26
27
28

This is the first trial to explore onvansertib + paclitaxel combination

ENROLLMENT CRITERIA

Metastatic TNBC relapsed or progressed

Single arm trial
Ph 1b: N=14–16
Ph 2: N=34


TNBC

PRIMARY ENDPOINTS

Phase 1b
Safety, characterization of DLTs
Determination of RP2D

Phase 2
ORR (RECIST 1.1)

SECONDARY ENDPOINT

Phase 2
Progression-Free Survival (PFS)


ONVANSERTIB
RP2D
Paclitaxel
80 mg/m²
28 DAY
CYCLE
22
23
24
25
26
27
28

Investigator-Initiated Trial

Small Cell Lung Cancer (SCLC)

Onvansertib demonstrates single-agent activity in SCLC

TRIAL RATIONALE

Onvansertib monotherapy showed significant tumor growth inhibition against platinum-sensitive and -resistant models


SCLC

In vivo efficacy of onvansertib monotherapy (SCLC xenografts)*


CISPLATIN RESISTANT
CISPLATIN SENSIVITVE
Tumor volume (mm³)
2000
1500
1000
500
0
0
10
20
30
40
control
cisplatin
onvansertib
con.
cis.
onv.
Days on treatment
Days on treatment

* Mice were implanted with SCLC PDX and treated with vehicle, cisplatin 3mg/kg IP weekly, or onvansertib oral 60mg/kg 10 ON / 4 OFF

This is the first trial to explore onvansertib monotherapy

ENROLLMENT CRITERIA

Relapsed who have received ≤ 2 prior therapies

Single-arm trial
Stage 1: N=15
Stage 2: N=20

UPMC LIFE CHANGING MEDICINE


SCLC

PRIMARY ENDPOINT

Phase 2
ORR (RECIST 1.1)

SECONDARY ENDPOINTS

Phase 2
Progression-Free Survival (PFS)

Overall Survival (OS)


ONVANSERTIB
onvansertib monotherapy
15 mg/m2
21 DAY CYCLE
15
16
17
18
19
20
21

PARPi Pre-Clinical Data

PLK1 inhibition re-sensitizes tumor cells to PARP inhibition

Onvansertib + PARP inhibitors


DNA damage
(SSBs)
PARP
PARP
inhibition
DNA replication
(accumulation of DSBs)
Normal cell
with functional
HR pathway
HR-mediated
DNA repair
Cell
survival
HR-deficient
tumor cell
(e.g., BRCA1/2)
Impaired
DNA repair
Cell
death
Tumor cell with
functional HR
pathway
HR-mediated
DNA repair
Cell
survival
PLK1
Cell
Death
Resistance to PARPi
(restoration of HR)
Re-sensitize cells to
PARPi through
PLK1 inhibition

PLK1 phosphorylates Rad51 and BRCA1, facilitating their recruitment to DSB sites and thereby HR-mediated DNA repair[1]

PARP is essential for repair of single strand DNA breaks (SSBs). Failure to repair SSBs through PARP inhibition results in double strand DNA breaks (DSBs)

1. Yata et al. Mol. Cell 45, 371-383, 2012; Chabalier-Taste et al., Oncotarget 2016 Jan 19; 7(3): 2269-83; Peng et al., NAR 2021,49(13):7554-7570. HR: Homologous recombination; PARPi: PARP inhibitor

Preclinical studies demonstrate the benefit of PLK1 + PARP inhibitors

Onvansertib + PARP inhibitors*

Ovarian BRCA1 mutant PARPi-resistant PDX models



HGSOC, PDX#HOC22 (BRCA1 mutant)
Probability of Survival
100
50
0
Treatment
0
20
40
60
80
100
Days after tumor implant
Control
Olaparib
Onvansertib
Combination
ns
**
****
****
****
Median survival (days)
Fold-increase in survival vs control
19
19
1
23
1.2
52
2.7
Log-rank Mantel-Cox test
** p<0.01
**** p<0.0001



HGSOC, PDX#HOC266 (BRCA1 mutant)
Probability of Survival
100
50
0
Treatment
0
100
200
300
Days after tumor implant
Control
Olaparib
Onvansertib
Combination
ns
****
****
****
**
Median survival (days)
Fold-increase in survival vs control
16
18
1.1
47
2.9
103
6.5
Log-rank Mantel-Cox test
** p<0.01
**** p<0.0001
2/8 mice were still alive at day 277 in the combination group

* Tumor cells (#HOC22 and #HOC266) were intraperitoneally transplanted and mice were treated for 4 weeks with vehicle, onvansertib, olaparib or the combination of onvansertib + olaparib.
In collaboration with Giovanna Damia (IRFM, Italy). HGSOC: high grade serous ovarian cancer; PARPi: PARP inhibitor